Lease Agreement

STATE OF GEORGIA                                             COUNTY OF CHEROKEE

     This Lease Agreement, made and entered into by and between Thomas L. Bradbury, Vicki B. Whitman, & Paige W. Merkle d/b/a Cherokee Venture II, hereinafter referred to as "Landlord," and CoffeeAM.com, hereinafter referred to as "Tenant";


                              W I T N E S S E T H :

     1. Premises and Term. In consideration of the obligation of Tenant to pay rent as herein provided, and in consideration of the other terms, provisions and covenants hereof, Landlord hereby demises and leases to Tenant, and Tenant hereby takes from Landlord certain premises situated within the County of Cherokee, City of Woodstock, State of Georgia, more particularly described as follows:

     Office/warehouse space being Suite 112, containing approximately 15,500 square, located in a building having a footprint of 39,000 square feet and more commonly known as 100 Londonderry Court, Woodstock (Cherokee County), Georgia feet (hereinafter referred to as the "Premises") and further described by the attached Site Plan - Exhibit A, Floor Plan by Samples Construction S.E. dated 3/15/2000 (by reference only) - Exhibit B, General Specifications - Exhibit C, and Sign Criteria - Exhibit D ( said building being hereinafter referred to as "Building Two- Cobblestone Business Park "), together with all rights, privileges, easements, appurtenances and immunities belonging to or in any way pertaining to the said Premises and together with the buildings and other improvements erected upon the real property, (the said real property and the buildings and improvements thereon being hereinafter referred to as the "Center").

     To Have and to Hold the same for a term commencing on the date on which Landlord delivers the Premises to Tenant as Ready For Occupancy (hereinafter referred to as the "Commencement Date" ) and ending on the last day of the eighty forth (84th) full calendar month after the Commencement Date. The first Lease Year shall be defined to be twelve full calendar months plus any portion of a month if the Commencement date falls on any day other than the first day of the month. Each Lease Year thereafter shall be the next successive twelve full calendar months following the end of the first Lease Year. For purposes hereof, the Premises shall be considered Ready For Occupancy when the Premises has been substantially completed in accordance with the General Specifications and upon receipt of a Certificate of Occupancy from the appropriate officials of the City of Woodstock and Cherokee County Georgia. If this Lease is executed before the Premises becomes vacant or otherwise available and Ready for Occupancy, or if any present tenant or occupant of the Premises holds over, and Landlord cannot acquire possession of the Premises prior to the date above recited as the Commencement Date of this Lease, Landlord shall not be deemed to be in default hereunder, and Tenant agrees to accept possession of the Premises at such time as Landlord is able to tender the same; and Landlord hereby waives payment of rent covering any period prior to the tendering of possession to Tenant hereunder.

2. Rent. Tenant agrees to pay to Landlord for the Premises, without deduction or set off, during the entire term of this Lease, rent at the rate as set out in Paragraph 30A of the Special Stipulations hereto . In addition, Tenant agrees to deposit with Landlord on the date hereof the sum of Two Thousand & No/100 Dollars ($2,000.00), which sum shall be held by Landlord, without obligation for interest, as security for the performance of Tenant's covenants and obligations under this Lease, it being expressly understood and agreed that such deposit is not an advance rental deposit or a measure of Landlord's damages in case of Tenant's default. Upon the occurrence of any event of default by Tenant, Landlord may, from time to time, without prejudice to any other remedy provided herein or provided by law, use such fund to the extent necessary to make good any arrears of rent and any other damage, injury, expense or liability caused by such event of default; and Tenant shall pay to Landlord on demand the amount so applied in order to restore the security deposit to its original amount. If Tenant is not then in default hereunder, any remaining balance of such deposit shall be returned by Landlord to Tenant upon termination of this Lease.

3. Use. The demised Premises shall be used only for the purpose of offices for sales and administration, production, roasting and packaging, and warehousing of coffees, teas and related items and for all business related activities, and for such other lawful purposes as may be incidental thereto and any other business expressly agreed

                                                                    Exhibit 10.1

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to by  Landlord.  Tenant  shall at its own cost and  expense  obtain any and all licenses and permits necessary for any such use as well as pay for for all additional costs specifically required by any governmental codes as a result of Tenants specific use of the Premises. Tenant shall comply with all governmental laws, ordinances and regulations applicable to the use of the Premises, and shall promptly comply with all governmental orders and directives for the correction, prevention and abatement of nuisances in, upon, or connected with the Premises, all at Tenant's sole expense. Without Landlord's prior written consent, Tenant shall not receive, store or otherwise handle any product, material or merchandise which is explosive or highly flammable. Tenant will not permit the Premises to be used for any purpose which would render the insurance thereon void or the insurance risk more hazardous, or cause the insurance premiums to increase. Notwithstanding any other provision in this Lease to the contrary, Tenant shall specifically be responsible for any increase in insurance premiums relative to the Center as a result of any actions or inactions of Tenant, or as a result of the operations of Tenant.

     4. Real Estate Taxes:

Tenant's Participation in Real Estate Taxes:
Base tax year: 2000

     a) Tenant's Taxes:

Tenant covenants and agrees to pay promptly when due all taxes imposed upon its business operations and its Personal property situated in the Premises.

     b) Tenant's Participation in Real Estate Taxes:

Landlord will pay in the first instance all real property taxes, including extraordinary and/or special assessments (and all costs and fees incurred in contesting the same), hereinafter collectively referred to as Real Estate Taxes, which may be levied or assessed by the lawful tax authorities against the land, building, and all other improvements in the Center.

Tenant, for each Lease Year or Partial Lease Year, during the term of this Lease or any renewal thereof, shall pay to Landlord its proportionate share, as hereinafter defined, of the amount by which the annual Real Estate Taxes assessed or levied against the land and building of the Center exceed the Real Estate Taxes for the Base Tax Year specified above. Tenant's proportionate share for said Real Estate Taxes for each Lease Year or Partial Lease Year of the term of this Lease or any renewal thereof shall by determined by dividing the total number of square feet in the Premises by the total number of square feet of all leaseable building space within the Center. Notwithstanding the foregoing, if the building of which the Premises is a part is taxed separately, then Tenants proportionate share for said Real Estate Taxes for each Lease Year or Partial Lease Year of the term of this Lease or any renewal thereof shall by determined by dividing the total number of square feet in the Premises by the total number of square feet of the building of which the Premises is a part. Any payments due by Tenant hereunder shall be made during each Lease Year or Partial Lease Year of the term of the Lease or any renewal thereof within thirty (30) days after Tenant's receipt of Landlord's written certification of the amount due. Tenant's share shall be prorated in the event Tenant is required to make such payment of a Partial Lease Year. In addition, should the taxing authorities include in such Real Estate Taxes the value of any improvements made by Tenant, or include machinery, equipment, fixtures, inventory or other personal property or assets of the Tenant, then Tenant shall also pay 100% of the Personal Property Taxes and Real Estate Taxes for such items.

If the Lease expires during a Partial Lease Year, Landlord shall bill Tenant, not more than sixty (60) days prior to the expiration date of the Lease, for its estimated pro-rata share of Real Estate Taxes for the Partial Lease Year. Tenant shall remit full payment to Landlord within seven (7) days of such bill. If Tenant fails to remit such full payment to Landlord, Landlord in its sole discretion, may deduct the amount due from Tenant's security deposit and be entitled to all other rights and remedies thereunder for Tenant's default.

Should any governmental taxing authority, acting under any present or future law, ordinance or regulation, levy, assess or impose a tax, excise and/or assessment (other than income or franchise tax) upon or against or in any way related to the land and buildings comprising the Center either by way of substitution or in addition to any existing tax on land and buildings or otherwise, Tenant shall be responsible for and shall pay to Landlord its proportionate share as set forth above of such tax, excise and/or assessment.

     5. Landlord's Repairs. Landlord shall construct and deliver the Premises to Tenant in compliance with all applicable building codes and with utilities available including the provision of water, sewer, gas, and electric utilities to serve the Premises. In addition, Landlord shall at his expense maintain only the fire sprinkler system, roof, the foundation and the structural soundness of the exterior walls of the building in good repair, reasonable wear and tear excepted. To the extent that it is the property owners responsibility (instead of the applicable utility provider), to maintain said utilities to, but not within, the Premises. Tenant shall repair and pay for any damage


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caused by the negligence of Tenant, or Tenant's  employees,  agents or invitees, or caused by Tenant's default hereunder. The term "walls" as used herein shall not include windows, glass or plate glass, doors or special storefronts. Tenant shall immediately give Landlord written notice of defect or need for repairs, after which Landlord shall have reasonable opportunity to repair same or cure such defect. Landlord's liability hereunder shall be limited to the cost of such repairs or curing such defect. Landlord shall not be liable for any business interruption.

     6. Tenant's Repairs. Tenant shall at its own cost and expense keep all other parts of the Premises, including but not limited to, plumbing, electrical and mechanical systems, windows, glass and plate glass, doors, any special store front, interior walls and finish work, floors and floor covering, and all other items not specifically not set out above under Landlord's Repairs; and shall take good care of the Premises and its fixtures and suffer no waste. Tenant will provide it's own janitorial service and keep the whole of the Premises in a clean and sanitary condition. Tenant shall not be obligated to repair any damage caused by fire, tornado or other casualty covered by items set forth under the extended coverage provisions of Landlord's fire insurance policy.

     7. Alterations. Tenant shall not make any alterations, additions or improvements to the Premises without the prior written consent of Landlord. Tenant may, without the consent of Landlord, but at its own cost and expense and in a good workmanlike manner make such minor alterations, additions or improvements or erect, remove or alter such partitions, or erect such shelves, bins, machinery and trade fixtures as it may deem advisable, without altering the basic character of the building or improvements and without overloading or damaging such building or improvements, and in each case complying with all applicable governmental laws, ordinances, regulations, and other requirements. At the termination of this Lease, Tenant shall, if Landlord so elects, remove all alterations, additions, improvements and partitions erected by Tenant and restore the Premises to their original condition; otherwise, and only with Landlords prior written approval, such improvements shall be delivered up to the Landlord with the Premises. All shelves, bins, machinery and trade fixtures installed by Tenant shall be removed by Tenant at the termination of this Lease unless landlord specifically waives this requirement in writing. All such removals and restoration shall be accomplished in a good workmanlike manner so as not to damage the primary structure or structural qualities of the buildings and other improvements situated on the Premises.

     8. Signs. Tenant shall have the right to install signs upon the exterior glass and doors of said buildings only when first approved in writing by Landlord and subject to any applicable governmental laws, ordinances, regulations and other requirements. In addition, Tenant shall be allowed to erect a primary identification sign on the front fascia of the building in accordance with the Sign Criteria - Exhibit D and subject to any applicable governmental laws, ordinances, regulations and other requirements. Tenant shall remove all such signs at the termination of this Lease. Such installations and removals shall be made in such manner as to avoid injury or defacement of the building and other improvements.

     9. Inspection. Landlord and Landlord's agents and representatives shall have the right to enter and inspect the Premises at any time during reasonable business hours, for the purpose of ascertaining the condition of the Premises or in order to make sure repairs as may be required to be made by Landlord under the terms of this Lease. During the period that is six (6) months prior to the end of term hereof, Landlord and Landlord's agents and representatives shall have the right to enter the Premises at any time during reasonable business hours for the purpose of showing the Premises and shall have the right to erect on the Premises a suitable sign indicating the Premises are available.

     10. Utilities. Landlord agrees to provide at its cost water, electricity, gas and telephone service connections to the Premises; but Tenant shall pay all charges incurred for any utility services used on or from the Premises and any maintenance charges for utilities. Landlord shall in no event be liable for any interruption or failure of utility services on the Premises. Landlord may elect to provide, but shall not be required to provide, any such utility services; in which event Tenant shall pay Landlord as billed by Landlord for such utility services so long as the rates charged by Landlord do not exceed those rates available to Tenant from other available utility sources.

     11. Assignment and Subletting. Tenant shall not have the right to assign this Lease or to sublet the whole or any part of the Premises without the prior written consent of Landlord which consent shall not be unreasonably withheld; notwithstanding any approved assignment or subletting, Tenant shall at all times remain fully responsible and liable for the payment of the rent herein specified and for compliance with all of its other obligations under the terms, provisions and covenants of this Lease. Upon the occurrence of an "event of default" as hereinafter defined, if the Premises or any part thereof are then assigned or sublet, Landlord, in addition to any other remedies herein provided, or provided by law, may at its option collect directly from such assignee or subtenant all rents becoming due to Tenant under such assignment or sublease and apply such rent against any sums due to it by Tenant hereunder, and no such collection shall be construed to constitute a novation or a release of Tenant from the further performance of its obligations hereunder. Landlord shall have the right to assign any of its rights under this Lease.

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12.  Fire and Casualty Damage.

     A. If the buildings situated on the Premises should be damaged or destroyed by fire, tornado, or other casualty, Tenant shall give immediate written notice thereof to Landlord at the address set out herein or such other address or telephone number as designated from time to time by Landlord.

     B. If the buildings situated on the Premises should be totally destroyed by fire, tornado or other casualty, or if they should be so damaged that rebuilding or repairs cannot be completed within two hundred (200) days after the date upon which Landlord is notified by Tenant of such damage, this Lease shall terminate and the rent shall be abated during the unexpired portion of this Lease, effective upon the date of the occurrence of such damage.

     C. If the buildings situated on the Premises should be damaged by fire, tornado or other casualty, but only to such extent that rebuilding or repairs can be completed within two hundred (200) days after the date upon which Landlord is notified by Tenant of such damage, this Lease shall not terminate, but Landlord shall at its sole cost and expense proceed with reasonable diligence to rebuild and repair such buildings, to substantially the condition in which they existed prior to such damage, except that Landlord shall not be required to rebuild, repair or replace any part of the partitions, fixtures and other improvements which may have been placed on the Premises by Tenant. If the Premises are untenantable in whole or in part following such damage, the rent payable hereunder during the period in which they are untenantable shall be reduced to such extent as may be fair and reasonable under all of the circumstances. In the event that Landlord should fail to complete such repairs and rebuilding within two hundred (200) days after the date upon which Landlord is notified by Tenant of such damage, Tenant may at its option terminate this Lease by delivering written notice of termination to Landlord as Tenant's exclusive remedy, whereupon all rights and obligations hereunder shall cease and determine.

     D. Notwithstanding anything herein to the contrary, in the event the holder of any indebtedness secured by a mortgage or deed of trust covering the Premises requires that the insurance proceeds be applied to such indebtedness, then
Landlord shall have the right to terminate this Lease by delivering written notice of termination to Tenant, whereupon all rights and obligations between the parties hereunder shall cease with respect to this Lease.

     E. Any insurance which may be carried by Landlord or Tenant against loss or damage to the buildings and other improvements situated on the Premises shall be for the sole benefit of the party carrying such insurance and under its sole control except as specifically set out hereinafter.

     F. Each of Landlord and Tenant hereby releases the other from any and all liability or responsibility to the other or anyone claiming through or under them by way of subrogation or otherwise for any loss or damage to property caused by fire or any of the extended coverage casualties covered by the insurance maintained hereunder, even if such fire or other casualty shall have been caused by the fault or negligence of the other party, or anyone for whom such party may be responsible; provided, however, that this release shall be applicable and in force and effect only with respect to loss or damage occurring during such times as the releasor's policies shall contain a clause or endorsement to the effect that any release shall not adversely affect or impair said policies or prejudice the right of the releasor to recover thereunder. Each of Landlord and Tenant agrees that it will request its insurance carriers to include in its policies such a clause or endorsement. If extra cost shall be charged therefor, each party shall advise the other thereof and of the amount of the extra cost, and the other party, at its election, may pay the same, but shall not be obligated to do so.

     G. Landlord covenants and agrees to maintain standard fire and extended coverage insurance covering the building on the Premises in an amount not less than eighty percent (80%) of the replacement cost thereof. If during the second full Lease year after the Commencement Date of this Lease, or during any subsequent year of the primary term or any renewal or extension, the premiums for insurance insuring the Center for fire, casualty and extended coverage and general liability carried by Landlord shall exceed the premium for such insurance for the first full Lease year of the term hereof, Tenant shall pay to Landlord on demand Tenant's proportionate share for said insurance premium. Said proportionate share shall by determined by dividing the total number of square feet in the Premises by the total number of square feet of all leaseable building space within the Center. the amount of such additional insurance premium; and the failure to pay such additional premium upon demand shall be treated in the same manner as a default in the payment or rent hereunder when due.

     13. Liability. Landlord shall not be liable to Tenant or Tenant's employees, agents, patrons or visitors, or to any other person whomsoever, for any injury to person or damage to property on or about the Premises, caused by the negligence or misconduct of Tenant, its agents, servants or employees, or of any other person entering upon the Premises under express or implied invitation of Tenant, or caused by the buildings and improvements located on the Premises becoming out of repair, or caused by leakage of gas, oil, water or steam or by electricity emanating from the Premises, or due to any cause whatsoever, and Tenant agrees to indemnify Landlord and hold it harmless


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from any loss, expense or claims,  including attorneys' fees, arising out of any such damage or injury; except that any injury to person or damage to property caused by the negligence of Landlord or by the failure of Landlord to repair and maintain that part of the Premises which Landlord is obligated to repair and maintain after the receipt of written notice from Tenant of needed repairs or of defects shall be the liability of Landlord and not of Tenant, and Landlord agrees to indemnify Tenant and hold it harmless from any and all loss, expense or claims, including attorneys' fees, arising out of such damage or injury. Tenant shall procure and maintain throughout the term of this Lease a policy or policies of insurance, at its sole cost and expense, insuring both Landlord and Tenant against all claims, demands or actions arising out of or in connection with Tenant's use or occupancy of the Premises, or by the condition of the Premises, the limits of such policy or policies to be in an amount not less than $100,000 in respect of injuries to or death of any one person, and in an amount not less than $300,000 in respect of any one accident or disaster, and in an amount not less than $50,000 in respect of property damaged or destroyed, and to be written by insurance companies qualified to do business in the state in which the Premises are located. Such policies or duly executed certificates of insurance shall be promptly delivered to Landlord and renewals thereof as required shall be delivered to Landlord at least ten (10) days prior to the expiration of the respective policy terms.

     14. Condemnation.

     A. If the whole or any substantial part of the Premises should be taken for any public or quasi-public use under governmental law, ordinance or regulation, or by right of eminent domain, or by private purchase in lieu thereof, this Lease shall terminate and the rent shall be abated during the unexpired portion of this Lease, effective when the physical taking of said Premises shall occur.

     B. If less than a substantial part of the Premises shall be taken for any public or quasi-public use under any governmental law, ordinance or regulation, or by right of eminent domain, or by private purchase in lieu thereof, this Lease shall not terminate, but the rent payable hereunder during the unexpired portion of this Lease shall be reduced to such extent as may be fair and reasonable under all of the circumstances.

     C. In the event of any such taking or private purchase in lieu thereof, Landlord and Tenant shall each be entitled to receive and retain such separate awards and/or portion of lump sum awards as may be allocated to their respective interests in any condemnation proceedings.

     15. Holding Over. Should Tenant, or any of its successors in interest, hold over the Premises, or any part thereof, after the expiration of the term of this Lease, unless otherwise agreed in writing, such holding over shall constitute and be construed as tenancy from month to month only, at a rental equal to the rental payable for the last month of the term of this Lease plus fifty percent (50%) of such amount. The inclusion of the preceding sentence shall not be construed as Landlord's permission for Tenant to hold over.

     16. Quiet Enjoyment. Landlord covenants that it now has, or will acquire before Tenant takes possession of the Premises, good title to the Premises, free and clear of all liens and encumbrances, excepting only the lien for current taxes not yet due, such mortgage or mortgages as are permitted by the terms of this Lease, zoning ordinances and other building and fire ordinances and governmental regulations relating to the use of such property, and easements, restrictions and other conditions of record. In the event this Lease is a sublease, then Tenant agrees to take the Premises subject to the provisions of the prior leases. Landlord represents and warrants that it has full right and authority to enter into this Lease and that Tenant, upon paying the rental herein set forth and performing its other covenants and agreements herein set forth, shall peaceably and quietly have, hold and enjoy the Premises for the term hereof without hindrance or molestation from Landlord subject to the terms and provisions of this Lease.

     17. Events of Default. The following events shall be deemed to be events of default by Tenant under this Lease:

         (a) Tenant shall fail to pay any installment of the rent hereby reserved when due, and such failure shall continue for a period of five (5) days from the date such installment was due.

         (b) Tenant shall become insolvent, or shall make a transfer in fraud of creditors, or shall make an assignment for the benefit of creditors.

         (c) Tenant shall file a petition under any section or chapter of the National Bankruptcy Act, as amended, or under any similar law or statute of the United States or any State thereof; or Tenant shall be adjudged bankrupt or insolvent in proceedings filed against Tenant thereunder.

         (d) A receiver or trustee shall be appointed for all or substantially all of the assets of Tenant.

         (e) Tenant shall desert or vacate any substantial portion of the Premises.

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         (f) Tenant shall fail to comply with any term, provision or covenant of this Lease (other than the foregoing in this Paragraph 17), and shall not cure such failure within ten (10) days after written notice thereof to Tenant

         (g) Tenant shall be prohibited from recording Lease.

     18. Remedies. Upon the occurrence of any of such events of default in Paragraph 17 hereof, Landlord shall have the option to pursue any one or more of the following remedies without any notice or demand whatsoever:

         (a) Terminate this Lease, in which event Tenant shall immediately surrender the Premises to Landlord, and if Tenant fails so to do, Landlord may, without prejudice to any other remedy which it may have for possession or arrearages in rent, enter upon and take possession of the Premises and expel or remove Tenant and any other person who may be occupying such Premises or any part thereof, by force if necessary, without being liable for prosecution or any claim of damages therefor; and Tenant agrees to pay to Landlord on demand the amount of all loss and damage which Landlord may suffer by reason of such termination, whether through inability to relet the Premises on satisfactory terms or otherwise.

         (b) Enter upon and take possession of the Premises and expel or remove Tenant and any other person who may be occupying such Premises or any part thereof, by force if necessary, without being liable for prosecution or any claim for damages therefor, and relet the Premises and receive the rent therefor; and Tenant agrees to pay to the Landlord on demand any deficiency that may arise by reason of such reletting.

         (c) Enter upon the Premises by force if necessary without being liable for prosecution or any claim for damages therefor, and do whatever Tenant is obligated to do under the terms of this Lease; and Tenant agrees to reimburse Landlord on demand for any expenses which Landlord may incur in thus effecting compliance with Tenant's obligations under this Lease, and Tenant further agrees that Landlord shall not be liable for any damages resulting to the Tenant from such action, whether caused by the negligence of Landlord or otherwise.

     In the event Tenant fails to pay any installment of rent hereunder as and when such installment is due, Tenant shall pay to Landlord on demand a late charge as provided in Paragraph 28. herein; and the failure to pay such amount within ten (10) days after the due date of that installment of rent shall be an additional event of default hereunder. The provision for such late charge shall be in addition to all of Landlord's other rights and remedies hereunder or at law and shall not be construed as liquidated damages or as limiting Landlord's remedies in any manner.

     Pursuit of any of the foregoing remedies shall not preclude pursuit of any of the other remedies herein provided or any other remedies provided by law, nor shall pursuit of any remedy herein provided constitute a forfeiture or waiver of any rent due to Landlord hereunder or of any damages accruing to Landlord by reason of the violation of any of the terms, provisions and covenants herein contained. No waiver by Landlord of any violation or breach of any of the terms, provisions and covenants herein contained shall be deemed or construed to constitute a waiver of any other violation or breach of any of the terms, provisions and covenants herein contained. Landlord's acceptance of the payment of rental or other payments hereunder after the occurrence of an event of default shall not be construed as a waiver of such default, unless Landlord so notifies Tenant in writing. Forbearance by Landlord to enforce one or more of the remedies herein provided upon an event of default shall not be deemed or construed to constitute a waiver of such default. If, on account of any breach or default by Tenant in Tenant's obligations under the terms and conditions of this Lease, it shall become necessary or appropriate for Landlord to employ or consult with an attorney concerning or to enforce or defend any of Landlord's rights or remedies hereunder, Tenant agrees to pay any reasonable attorney's fees. No act or thing done by the Landlord or its agents during the term hereby granted shall be deemed an acceptance of the surrender of the Premises, and no agreement to accept a surrender of said Premises shall be valid unless in writing signed by Landlord. The receipt by Landlord of rent with knowledge of the breach of any covenant or other provision contained in this Lease shall not be deemed or construed to constitute a waiver of any other violation or breach of any of the terms, provisions and covenants contained herein.

     19. Landlord's Lien. In addition to any statutory lien for rent in Landlord's favor, Landlord shall have and Tenant hereby grants to Landlord a continuing security interest in all rentals and other sums of money becoming due hereunder from Tenant, upon all goods, wares, equipment, fixtures, furniture, inventory, accounts, contract rights, chattel paper and other personal property of Tenant situated on the Premises; and such property shall not be removed therefrom without the consent of Landlord until all arrearages in rent as well as any and all other sums of money then due to Landlord hereunder shall first have been paid and discharged. In the event of a default under this Lease, Landlord shall have in addition to any other remedies herein or by law, all rights and remedies under the Uniform Commercial Code, including without limitation the right to sell the property described in this

Paragraph 19 at public or private sale upon five (5) days' notice to Tenant. Tenant hereby agrees to execute such financing statements and other instruments necessary or desirable in Landlord's discretion to perfect the security interest hereby created. Any statutory lien for rent is not hereby waived, the express contractual lien herein granted being in addition and supplementary thereto. Notwithstanding the foregoing, Landlord is put on notice and acknowledges that certain assets of the business currently have a UCC filing that is primary.

     20. Mortgages. This Lease shall be superior to any mortgage, deed to secure debt or similar security instrument hereafter executed by Landlord and constituting a lien or charge upon the Premises or the improvements situated thereon; provided, however, that if any mortgagee or holder of any such security instrument shall so require, Tenant will, at any time hereafter, on demand execute and deliver any instruments, releases or other documents which may be required by any mortgagee or security instrument holder for the purpose of subjecting and subordinating this Lease to the lien and/or security title of any such mortgage, deed to secure debt or similar security instrument.

     21. Landlord's Default. In the event Landlord should become in default in any payments due on any such mortgage described in Paragraph 20 hereof or in the payment of taxes or any other items which might become a lien upon the Premises and which Tenant is not obligated to pay under the terms and provisions of this Lease, Tenant is authorized and empowered after giving Landlord ten (10) days' prior written notice of such default and Landlord fails to cure such default, to pay any such items for and on behalf of Landlord, and the amount of any item so paid by Tenant for or on behalf of Landlord, together with any interest or penalty required to be paid in connection therewith, shall be payable on demand by Landlord to Tenant; provided, however, that Tenant shall not be authorized and empowered to make any payment under the terms of this Paragraph 21, unless the item paid shall be superior to Tenant's interest hereunder. In the event Tenant pays any mortgage debt in full, in accordance with this paragraph, it shall, at its election, be entitled to the mortgage security by assignment or subrogation.

     22. Mechanic's Liens. Tenant shall have no authority, express or implied, to create or place any lien or encumbrance of any kind or nature whatsoever upon, or in any manner to bind, the interest of Landlord in the Premises or to charge the rentals payable hereunder for any claim in favor of any person dealing with Tenant, including those who may furnish materials or perform labor for any construction or repairs, and each such claim shall affect and each such lien shall attach to, if at all, only the leasehold interest granted to Tenant by this instrument. Tenant covenants and agrees that it will pay or cause to be paid all sums legally due and payable by it on account of any labor performed or materials furnished in connection with any work performed on the Premises on which any lien is or can be validly and legally asserted against its leasehold interest in the Premises or the improvements thereon and that it will save and hold Landlord harmless from any and all loss, cost or expense based on or arising out of asserted claims or liens against the leasehold estate or against the rights, titles and interest of the Landlord in the Premises or under the terms of this Lease.

     23. Notices. Each provision of this instrument or of any applicable governmental laws, ordinances, regulations and other requirements with reference to the sending, mailing or delivery of any notice or the making of any payment by Landlord to Tenant or with reference to the sending, mailing or delivery of any notice or the making of any payment by Tenant to Landlord shall be deemed to be complied with when and if the following steps are taken:

         A. All rent and other payments required to be made by Tenant to Landlord hereunder shall be payable to Landlord at the address hereinbelow set forth or at such other address as Landlord may specify from time to time by written notice delivered in accordance herewith.

         B. All payments required to be made by Landlord to Tenant hereunder shall be payable to Tenant at the address hereinbelow set forth, or at such other address within the continental United States as Tenant may specify from time to time by written notice delivered in accordance herewith.

         C. Any notice or document required or permitted to be delivered hereunder shall be deemed to be delivered whether actually received or not when deposited in the United States Mail, postage prepaid, Certified or Registered Mail, addressed to the parties hereto at the respective addresses set out opposite their names below, or at such other address as they have theretofore specified by written notice delivered in accordance herewith:

Landlord:         THOMAS L. BRADBURY, VICKI B. WHITMAN, & PAIGE W. MERKLE
                  DBA CHEROKEE VENTURE II
                  110 LONDONDERRY CT.  SUITE 136
                  WOODSTOCK, GEORGIA   30188

Tenant:           BRIAN J. LUNSFORD
                  COFFEEAM.COM
                  100 LONDONDERRY CT.   SUITE 112
                  WOODSTOCK, GEORGIA  30188


If and when included within the term "Landlord," as used in this instrument, there are more than one person, firm or corporation, all shall jointly arrange among themselves for their joint execution of such a notice specifying some individual at some specified address for the receipt of notices and payments to Landlord; if and when included within the term "Tenant," as used in this instrument, there are more than one person, firm or corporation, all shall jointly arrange among themselves for their joint execution of such a notice specifying some individual at some specific address within the continental
United States for the receipt of notices and payments to Tenant. All parties included within the terms "Landlord" and "Tenant," respectively, shall be bound by notices given in accordance with the provisions of this paragraph to the same effect as if each had received such notice.

     24. Miscellaneous.

     A. Words of any gender used in this Lease shall be held and construed to include any other gender, and words in the singular number shall be held to include the plural, unless context otherwise requires.

     B. The terms, provisions and covenants and conditions contained in this Lease shall apply to, inure to the benefit of, and be binding upon, the parties hereto and upon their respective heirs, legal representatives, successors and permitted assigns, except as otherwise herein expressly provided.

     C. The captions are inserted in this Lease for convenience only and in no way define, limit, or describe the scope or intent of this Lease, or any provision hereof, nor in any way affect the interpretation of this Lease.

     D. Tenant agrees, within ten (10) days after request of Landlord, to deliver to Landlord, or Landlord's designee, an estoppel certificate stating that this Lease is in full force and effect, the date to which rent has been paid, the unexpired term of this Lease and such other matters pertaining to this Lease as may be reasonably requested by Landlord.

     E. This Lease may not be altered, changed or amended except by an instrument in writing signed by Landlord and Tenant.

     25. Insurance:

     a) Tenant, at its sole cost and expense, shall, during the term of this Lease, cause all improvements at any time located in the Premises (other than the building standard tenant improvements) and all equipment, machinery and fixtures from time to time used or intended to be used in connection with the operation and maintenance of the Premises, to be insured for the mutual benefit of Landlord and Tenant against loss or damage by fire and against loss or damage by other risks now or hereafter included in the standard form of all-risk insurance policy, in an amount equal to the full insurable value thereof. All proceeds from such insurance shall be used for the repair and replacement of such improvements, equipment and fixtures.

     b) Notwithstanding any other provisions of this Lease, Tenant, at its own expense, shall maintain the following insurance coverage. All coverage shall be primary and non-contributory over any insurance the Landlord may elect to provide on its behalf. At the commencement of the Lease Term, and upon renewal of such coverage, Tenant shall deliver to the Landlord an original certificate of such insurance from the insurer providing a minimum of thirty (30) day prior written notice of cancellation. All policies of insurance required to be carried by Tenant under this paragraph shall be in a form satisfactory to Landlord, shall be issued by responsible insurance companies which are licensed to do business in the State of Georgia, have Best's rating of at least "A", and have been approved in writing by Landlord.

            1)    Worker's   Compensation.   Tenant  shall   maintain   Worker's
                  Compensation insurance to comply with all state and/or federal laws which may be applicable.



            2)    Comprehensive  General  Liability.  Tenant  shall  maintain  a comprehensive general liability policy including all those coverage normally provided by the extended liability endorsement. Such policies shall specifically name the
                  Landlord as additional insured. Landlord may, at its discretion, request evidence of products insurance.

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

              The minimum limits of liability acceptable are:

             i.   One million dollars ($1,000,000.00) for property damage, and

            ii. Three million dollars ($3,000,000.00) per occurrence for personal injuries or deaths of persons in or about the Premises.

     26. Principal(s) in Transaction: Howe D. Whitman and Thomas L. Bradbury are licensed Georgia Real Estate Brokers acting as a principals in this transaction.

     27. Extrinsic Evidence: It is expressly agreed by Tenant, as a material consideration for the execution of this Lease Agreement, that this Lease with the specific references to written extrinsic documents, is the entire agreement of the parties; that there are, and were, no verbal representations, understanding, stipulations, agreements or promises pertaining to this Lease Agreement or the expressly mentioned written extrinsic documents not incorporated in writing in this Lease Agreement. It is likewise agreed that this Lease may not be altered, waived amended or extended except by an instrument in writing, signed by both Landlord and Tenant.

     28. Late Charges: Other remedies for nonpayment of rental notwithstanding, time is of the essence of this Lease and if Landlord elects to accept rent on or after the tenth (10th) day of the month, a late charge equal to the greater of five percent (5%) of the monthly rent or Two Hundred Dollars ($200.00), whichever is greater, will be due as additional rent. Tenant agrees to tender all late rents by cashier's check, certified check, or money order. In the event Tenant's rent check is dishonored by the bank, Tenant agrees to pay Landlord $25.00 as a handling charge and, if applicable, the late charge, and Tenant shall deliver said monies to Landlord as specified in Paragraph 3. Dishonored checks must be replaced by cashier's check, certified check or money order. In the event more than one check is dishonored, Tenant agrees to pay all future rents and charges in the form of cashier's check, certified check, or money order. Any other amounts payable to Landlord under this Lease, with the exception of rent, shall be considered past due 30 days from Landlord's billing date and Tenant shall pay a monthly service charge of 5% of the amount past due for that and each subsequent month that the amount remains past due. The parties agree that such charges represent a fair and reasonable estimate of the costs the Landlord will incur by reason of such late payment and/or returned check.

     29. Common Area Maintenance Charges: Beginning as of the thirty seventh full month of the term hereof, Tenant shall pay to Landlord as additional Rent, a common area maintenance charge equal to fifty cents per square foot of finished area of Tenant's Premises. The charge required hereunder shall be paid one twelfth each month along with monthly payments of rent. Included in the common area maintenance charge shall be the cost of maintaining the landscaping, grounds, walks, parking areas, irregation system (Including water), and all common areas.

     30. Special Provisions.

     See special stipulations attached hereto and made a part hereof.

EXECUTED the 21st day of March, 2000.       LANDLORD:

                                               CHEROKEE VENTURE II


                                               By:
--------------------------------------             -----------------------------
                  Witness


                                               TENANT:

                                               CoffeeAM.com

                                               By: S/Brian J. Lunsford
--------------------------------------             -----------------------------
                  Witness                          Brian J. Lunsford, President

This Lease Agreement and all terms, provisions and obligations of the Tenant are personally guaranteed by Brian J. Lunsford.


                                                    S/Brian J. Lunsford
--------------------------------------             -----------------------------
                 Witness                           Brian J. Lunsford

(These Special Stipulations prevail if there is any conflict with the printed form).

                              SPECIAL STIPULATIONS

30A.     Rent is payable to:     CHEROKEE VENTURE II
                                 110 Londonderry Ct.  Suite 136
                                 Woodstock, GA  30188

Rent due hereunder shall be as follows:

First Lease Year rent shall be Ninety Thousand and no/100 Dollars ($90,000.00) plus a pro rata rent for any partial month if the first Lease Year is more than twelve full calendar months, payable in monthly installments of Seventy Five Hundred and no/100 Dollars ($7,500.00). Second Lease Year rent shall be One Hundred Two Thousand and no/100 Dollars ($102,000.00), payable in monthly installments of Eighty Five Hundred and no/100 Dollars ($8,500.00). Rent for each succeeding Lease Year shall increase by Forty Six Hundred Fifty and no/100 Dollars ($4,650.00) per Annum (0.30 per square foot ) over the rent for the preceding Lease Year. One such monthly installment of rent shall be due and payable on the Commencement Date recited above, and a like monthly installment shall be due and payable without demand on or before the same day of each succeeding month during the term hereof; provided that if the said Commencement Date should be a date other than the first day of a calendar month, there shall be due and payable on the said Commencement Date as rent for the balance of the calendar month during which the said Commencement Date shall fall a sum equal to that proportion of the rent for a full month as herein provided which the number of days from the said Commencement Date to the end of the calendar month during which the said Commencement Date shall fall bears to the total number of days in such month, and all succeeding installments of rent shall be payable on or before the first day of each succeeding calendar month during the term hereof as first above provided.

30B. The building, at the expense of the Landlord, will be finished per the attached:

         Site Plan - Exhibit A                        General Specifications - Exhibit C
         Floor Plan - Exhibit B (by reference only)   Sign Criteria - Exhibit D
         Rules and Regulations - Exhibit E

30C. Landlord will pay the base fire and extended coverage insurance premium on the Premises. Any additional insurance premium due to interior construction of improvements for Tenant shall be paid by Tenant. In addition, Tenant will pay its prorated share of any increase in insurance premiums over said premium for the Base tax year provided that the premiums charged for set insurance are competitive by industry standards. For the purposes of this paragraph, Tenant's prorated share shall be deemed to be forty percent (40%) percent.

30D. Tenant agrees to execute any reasonable estoppel certificates relating to the status of the Lease.

30E.     The  following  items  are  specifically  not  the   responsibility  of
         Landlord. Tenant shall supply all labor and materials including all indirect costs such as permit fees, if any, and the like.

         a. Movable partitions, work stations or any other furnishings or trade fixtures.

         b. The installation and/or wiring of any movable partitions, work stations, furniture or trade fixtures of Tenant.

         c.    Telephone equipment and telephone wiring.

         d. Computer equipment, computer cabling or computer installation. Landlord shall provide 110 volt electrical wiring for computers only as shown on the Plans and Specifications.

         e. Any burglary or fire and smoke alarm system other than the fire sprinkler system as provided for in the Plans and Specifications.

         f. Window treatments of any kind including but not limited to drapes, blinds or shades.


30F. It is specifically understood and agreed that this Lease supersedes and replaces all other Leases and agreements heretofore made between the parties hereto, either orally or in writing, and contains the entire Agreement between all parties hereto. This Lease shall not be modified or amended except in writing and executed by all parties hereto.

30G. It is specifically understood and agreed that Landlord shall have the right, but not the obligation, to designate specific parking spaces to be used by Tenant, in which Tenant agrees to park only in designated parking spaces. In the event Landlord elects to designate parking spaces, Tenant shall have at least eight (8) parking spaces directly in front of the Premises. Tenant shall have the right to use no less than thirty six (45) total parking spaces. Improper or unauthorized parking shall be a violation of the terms of this Lease Agreement.

30H. Tenant agrees to immediately install the appropriate number and type of fire extinguishers recommended and/or required by the fire department and/or Landlord and/or Tenant's insurance company. Tenant agrees to comply with reasonable loss prevention recommendations of Landlord and/or Tenant's insurance companies.

30I. So long as Tenant is not in default of any of the terms of this Lease, Landlord will grant Tenant two (2) five (5) year options to extend the term hereof. Tenant must provide Landlord written notice no later than one hundred eighty (180) days prior to the termination date of the Lease or the extended term of the Lease of their intention to exercise the option. The rental rate for each year of each option shall increase by Thirty One Hundred and no/100 Dollars ($3,100.00) per Annum (0.20 per square foot ) over the rent for the preceding Lease Year. All other terms and provisions of this Lease shall remain unchanged. In the event Landlord does not receive notification within the above-specified period, it will be assumed that Tenant forfeits this option.

                                    EXHIBIT C

                           GENERAL SPECIFICATIONS FOR

                            COBBLESTONE BUSINESS PARK

WAREHOUSE AREA:

1) Eight 8-foot double tube exposed strip fluorescent lights attached to the bar joists.

2) Normal hazardous wet fire sprinkler within webb joists. (20 gallons/per minute for most remote 2,000 s.f.)



OUTSIDE WORK:

1) Recessed can lights at front store front entry and wall mounted outside lights to exterior truck dock area.

2)   Landscaping per plan.

3) TROPIC WHITE energy efficient reflective roof coating, by Monsey Products Co. of Kimberton, PA, or equivalent.

4)   Over designed and oversized box type rear roof down spouts.

5) Rear truck area is approximately 100' deep with 40' continuous 6" concrete pad with wire mesh; remaining 70' is asphalt containing 6" crusher run; 2" asphalt binder and 1" asphalt topping.

     Incorporated herein are those certain plans and specifications by Philip B. Windsor Company, Architects and Engineers for Colony Homes indicating office/warehouse - 50,400 square feet Cherokee County, Georgia dated 9/30/97 revised through 1/20/98.

OFFICE AREA:

GENERAL

DOCUMENTS (By Reference Only)

         1.   Schematic Floor Plan prepared by Samples Construction SE

         2.   Reflected ceiling plan prepared by Samples Construction SE

SITE INFORMATION

         1.   Premises location: 100 Londonderry Drive, Suite 112
                    Woodstock (Cherokee County),Georgia  30188

         2.   Office area:  As set out on the Plans and Specifications
                             identified hereinabove

II.  CARPENTRY AND MILL WORK

     Base cabinets to be custom-made solid wood cabinets with post formed laminated tops. Laminate tops and cabinet stain or paint colors to be selected by Tenant. Millwork by Landlord shall only consist of the following:

         1.    Break room base cabinet


III.     DOORS & WINDOWS

     A.  DOOR FRAMES

         All door frames to be commercial grade metal frames - 5 5/8" or 5 7/8", factory primed and painted on site. Glass store front doors to be anodized aluminum to match store front.

     B.  DOORS

         Doors as shown on the schematic floor plan. Exterior doors to be solid core metal clad 3'0" by 7'0" metal frame glass store front doors as indicated. All interior doors to be 3'0" by 7'0" by 1 3/4" solid core birch doors. All doors to meet all appropriate governmental codes.

DOOR HARDWARE

         Door hardware to be Cal Royal. All interior doors shall have passage sets except restroom doors (privacy) and mechanical room and exterior doors (locksets). Closers shall be on be on all restroom doors, mechanical room doors and exterior doors.

IV.      FINISHES

     A. FINISH MATERIALS

       1.   Carpet shall be Level loop commercial carpet in offices only.
       2. Vinyl composition floor tile at restrooms, breakroom and storag room.
       3.   4" vinyl base at all carpet and vinyl areas.
       4.   All painted gypsum walls to be painted with 2 coats of flat latex.
       5.   All metal door frames to be painted semi-gloss enamel.
       6.   Sealed concrete in all warehouse areas.

     B. DRYWALL CONSTRUCTION

       1. All partition walls shall be 3 5/8" thick, 25-gage metal studs at 24" center, attached to metal ceiling grid and support to structure as required.
       2. Gypsum board shall be1/2" thick at typical partition, 5/8" thick at walls as required by U.S. Gypsum Company U.L. listing test data and as may be required by all applicable local codes.
       3. 1/2" moisture-resistant gypsum board to be used in all restrooms and high-moisture areas.
       4. Rigid insulation shall be used between metal furring strips at exterior masonry wall finish locations.
       5. Kraft paper faced batt insulation (R-11) shall be used at all exterior metal stud wall locations and at all restroom walls.

     C.  ACOUSTICAL CONSTRUCTION

       1.   2' X 4' white ceiling grid suspended from structure above.
       2. Acoustical ceiling tile shall be standard edge, 5/8" thick, fissured pattern, white.
       3. Kraft paper faced batt insulation (R-11) shall be installed above all upstairs and downstairs ceilings.

     D.  PAINT

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            All  gypsum  board,  metal  and  wood  surfaces  shall  be  properly prepared, primed and painted with two coats of paint or polyurethane as specified. Walls shall be flat latex, metal door frames and miscellaneous interior metal shall be semi-gloss alkyd enamel. All stained cabinetry shall be satin finish polyurethane. All stain and paint colors to be selected by Owner.

     V.  MECHANICAL

         B. HEATING, VENTILATION, and AIR CONDITIONING SYSTEMS

         1. Heat and air conditioning will be provided by with a minimum of one ton per 400 sq. ft. of finished office area, consisting of roof top or split system units at the option of Landlord. Heat will be by gas or electric at the option of Landlord.
         2. All supply ducts will be insulated ducts. All returns will be ducted.
         3. Thermostats will be automatic changeover programmable thermostats located at apx. 54" above floor level.
         4. All restrooms will be equipped with exhaust fans.
         5. The area outside of the offices shall be heated only (no air conditioning) by two 250,000 BTU gas fired units suspended from the roof bar joists.

         B. PLUMBING

         1. All toilets will be equipped with Sloan flush valve water supplies.

     VI. ELECTRICAL AND LIGHTING

         Electrical  will be as provided in the  contract  documents  set out in item I. A. above. Lighting will be 2' x 4' fluorescent lay-in fixtures with acrylic lens.

     VII. ALLOWANCES

         NONE

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                                    EXHIBIT E

                              RULES AND REGULATIONS

1. All loading and unloading of goods shall be done only at such times in the areas and through the entrances designated for such purposes by Landlord.

2. The delivery or shipping of the merchandise, supplies and fixtures to and from the Premises shall be subject to such rules and regulations as in the judgement of Landlord are necessary for the proper operation of the Premises or the Center.

3. Tenant will not utilize any unethical method of business operation nor shall any space in the Premises be used for living or sleeping quarters, whether temporary or permanent.

4. Tenant shall have full responsibility for protecting the Premises and the property located therein from theft and robbery and shall keep all doors and windows securely fastened when not in use.

5. No aerial shall be erected on the roof or exterior walls of the Premises or on the grounds without, in each instance, the written consent of the Landlord. Any aerial so installed without such written consent shall be removed without notice at any time without liability to Landlord and the expenses involved in said removal shall be charged to and paid by Tenant upon demand.

6. No loudspeaker, television, phonographs, radios or other devices shall be used in a manner so as to be heard or seen outside of the Premises without the prior written consent of Landlord.

7. Tenant shall maintain the inside of the Premises at a temperature sufficiently high to prevent freezing of water in pipes and fixtures inside the Premises.

8. The plumbing facilities shall not be used for any other purpose than that for which they are constructed and no foreign substance of any kind shall be deposited therein. The expense of any breakage, stoppage or damage resulting from a violation of this provision shall be borne by Tenant.

9. Tenant shall not burn any trash or garbage of any kind in or about the Premises, the Center or within one mile of the outside property line of the Center.

10. Tenant shall not cause or permit any unusual or objectionable odors not commonly associated with Tenant's current operating process to be produced upon or permeated from the Premises nor shall Tenant vent any cooking fumes or odors into the interior of the building.

11. Tenant shall not permit, allow or cause any public or private auction, "going out of business", bankruptcy, distress or liquidation sale in the Premises. It is the intent of the preceding sentence to prevent the Tenant from conducting his business in any manner that would give the public the impression that he is about to cease operation and Landlord shall be the sole judge as to what shall constitute a "distress type" sale.

12.  The  sidewalk,  entrances,   passages,  quarters  or  halls  shall  not  be
     obstructed or encumbered by any Tenant or used for any purpose other than ingress or egress to and from the Premises.

13. No sales tables, merchandise displays, signs or other articles shall be put in front of or affixed to any part of the exterior building nor placed in the halls, common passageways, corridors, vestibule or parking area without the prior written consent of the Landlord.

14. Tenant shall not erect or maintain any barricade or scaffolding which may obscure the signs, entrances or show window of any other Tenant in the Center or tend to interfere with any such other Tenant's business.

15. Tenant shall not create or maintain, nor allow others to create or maintain, any nuisances, including with limiting the foregoing general language, loud noises, sound effects, bright lights, changing, flashing, flickering or lighting devices or similar devices, smoke or dust, the effect of which will be visible from the exterior of the Premises.

16. No additional locks shall be placed on the doors of the Demised Premises by Tenant, nor shall any


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     existing lock be changed unless Landlord is immediately  furnished with two keys thereto. Landlord will without charge furnish Tenant with two keys for each lock existing upon the entrance doors when Tenant assumes possession with the understanding that at the termination of the Lease these keys shall be returned.

17. Tenant will refer all contractors, contractor's representatives and installation technicians, rendering any service on or to the Premises for Tenant to Landlord's approval and supervision before performance of any contractual service. This provision shall apply to all work performed in the Building including installation of telephones, telegraph equipment, electrical devices and attachments and installation of any nature affecting floors, walls, woodwork, trim, windows, ceilings, equipment or any other physical portion of the Building.

18. Tenant shall not place, install or operate on demised Premises or in any part of Building, any engine, stove or machinery or conduct mechanical operations or cook thereon or therein, or place or use in or about Premises any explosives, gasoline, kerosene, oil acids, caustics, or any other inflammable, explosive or hazardous material without written consent of Landlord.

19. Landlord will not be responsible for lost or stolen personal property, equipment, money or jewelry from Tenant's area or public rooms regardless of whether such loss occurs when area is locked against entry or not.

20. Tenant shall not at any time display a "For Rent" sign upon the demised Premises for rent.

21. Landlord will not permit entrance to Tenant's offices by use of pass key controlled by Landlord, to any person at any time without written permission by Tenant, except employees, contractors, or service personnel directly supervised by Landlord.

22. None of the entries, passages, doors, or hallways shall be blocked or obstructed, or any rubbish, litter, trash, or material of any nature placed, emptied or thrown into these areas, including any alleyways to the rear of the leased Premises, or such areas being used at any time except for ingress or egress by Tenant, Tenant's agents, employees or invitees.

23. No vehicle shall be stored in the building. No animal shall be brought into the building.

24. No sign, tag, label, picture, advertisement, or notice (other than price tags of customary size used in marking samples) shall be displayed, distributed, inscribed, painted or affixed by Tenant on any part of the outside or inside or the building or of the Demised Premises without the prior written consent of the Landlord.

25. Tenant shall not do or permit to be done within the Demised Premises anything which would unreasonably annoy or interfere with the right of other Tenants of the Building.

26. During the ninety days prior to the expiration of the Lease, Landlord may show the Demised Premises to prospective tenants and may place upon the windows or doors thereon one or more "For Rent" signs of reasonable dimensions.

27. Landlord reserves the right to waive any rule in any particular instance or as to any particular person or occurrence and further, Landlord reserves the right to amend or rescind any of these rules or make, amend and rescind new rules to the extent Landlord, in its sole judgement deems suitable for the safety, care and cleanliness of the Center and the conduct of high standards of merchandising and services therein. Tenant agrees to conform to such new or amended rules upon receiving written notice of the same.

28. Parking facilities supplied by Landlord for Tenants shall be used for vehicles that may occupy a standard parking area only (i.e. 8'x13'). Moreover, the use of such parking facilities shall be limited to normal business parking and shall not be used for a continuous parking of any vehicle or trailer regardless of size.


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